EXHIBIT 10.6

AMENDMENT NO. 2
TO
SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT (this “Amendment”) dated as of June 20, 2024, is entered into by and among HORIZON CREDIT II LLC (the “Buyer”), HORIZON TECHNOLOGY FINANCE CORPORATION, as the Originator and the Servicer, HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC, as the Sub-Servicer, U.S. BANK NATIONAL ASSOCIATION, as the Collateral Custodian and the Backup Servicer, and KEYBANK NATIONAL ASSOCIATION as Agent for Lenders under the Loan Agreement (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Sale and Servicing Agreement (as defined below).

PRELIMINARY STATEMENTS

A.         Reference is made to that certain Second Amended and Restated Sale and Servicing Agreement dated as of June 22, 2021 by and among the Buyer, the Originator, the Servicer, the Sub-Servicer, the Collateral Custodian, the Backup Servicer and the Agent (as amended by that certain Amendment No. 1 to Amended and Restated Sale and Servicing Agreement, dated as of June 29, 2023 and as may be further amended, modified, supplemented or otherwise modified prior to the date hereof, the “Sale and Servicing Agreement”).

B.         The parties hereto have agreed to amend certain provisions of the Sale and Servicing Agreement, in each case upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I.    Amendment to the Sale and Servicing Agreement. Upon satisfaction of the conditions precedent set forth in Article III hereof the Sale and Servicing Agreement is hereby amended as follows:

(a)    Section 1.01 of the Sale and Servicing Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

“Second Amendment Effective Date” means June 20, 2024.

(b)    The definition of “Eligible Note Receivable” in Section 1.01 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“Eligible Note Receivable”: On any date of determination, any Transferred Note Receivable that both (a) complies with the representations and warranties set forth in Section 3.03 and (b) is an Eligible Note Receivable under the Loan Agreement. Notwithstanding anything to the contrary contained herein or in any other Loan Document, Note Receivables that are evidenced solely by Note Receivable Documents and other underlying documents that have been executed electronically and/or the counterparts of which have been delivered by telefacsimile or other electronic method of transmission, may be Eligible Note Receivables, and there is no requirement for any Note Receivable, Note Receivable Document, promissory note or other underlying loan document to be in the form of, or held as, an original to be an Eligible Note Receivable.

(c)    The definition of “Note Receivable” in Section 1.01 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“Note Receivable” A commercial loan made or purchased by Originator in accordance with the Required Procedures and secured by a Lien on property owned by the maker of such note.

(d)    Section 2.04(a) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

The Originator shall, with respect to each Note Receivable subject to a Transfer, as of the related Transfer Date, (i) no later than 2:00 p.m. New York City time two (2) Business Days prior to the related Transfer Date, deliver or cause to be delivered to the Collateral Custodian and the Agent, by facsimile transmission or in an electronic format mutually agreed to by the Originator, the Collateral Custodian and the Agent, the Note Receivable Schedule, Note Receivable Checklist and copies of all Required Asset Documents with respect to such Note Receivable, and (ii) within five (5) Business Days after such Transfer Date, deliver (or caused to be delivered) to the Collateral Custodian a copy of the Note Receivable Checklist (on which the Collateral Custodian shall rely) and any originals (solely to the extent they exist and are required to be delivered as originals pursuant to the terms of the Loan Agreement) or copies, as applicable, of all Required Asset Documents with respect to such Note Receivable.

(e)    Section 4.04(c) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

Payments to Cash Management Account. On or before the Transfer Date with respect to each Transferred Note Receivable, the Servicer shall have instructed all Obligors to make all payments in respect of all Transferred Notes Receivable included in the Collateral directly (or indirectly, including through a related administrative or paying agent under the Note Receivable Documents) to the Collection Account or other Cash Management Account designated by Agent and established pursuant to the Loan Agreement. Servicer shall also be responsible for compliance with all other requirements of the cash management provisions in Section 2.6 of the Loan Agreement.

(f)    Section 5.01 of the Sale and Servicing Agreement is hereby amended by adding the following new paragraph (c) at the end thereof:

Administrative or Paying Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrower may use an administrative or paying agent to service its Note Receivables, and the Borrower’s and/or its Subsidiaries’ representations, warranties and covenants hereunder (including, without limitation, those set forth in this Article V) shall be deemed to be satisfied if made or completed by such administrative or paying agent.

(g)    Section 9.01(a)(10) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

(10)         as of the end of any fiscal quarter of the Servicer, the Servicer’s (a) Tangible Net Worth shall not be less than the sum of (i) $250,000,000, plus (ii) 50% of the value of any incremental issuance of stock or other equity interests on or after the Second Amendment Effective Date or (b) “asset coverage ratio”, as determined pursuant to the 1940 Act and any orders of the SEC issued to the Servicer thereunder, shall be less than 150%;

Article II.    Representations and Warranties. Each of the Buyer, the Originator, the Servicer, the Sub-Servicer, the Collateral Custodian and the Backup Servicer hereby represents and warrants, solely with respect to itself, to each of the other parties hereto with respect to clauses (a) and (b) below, and solely the Servicer hereby represents and warrants to each of the other parties hereto with respect to clause (c) below (and in each case the parties hereto agree that the following representations and warranties shall be deemed to have been made pursuant to the Sale and Servicing Agreement for purposes of Section 3.01, 3.02, 4.07 or 4.10, as applicable, thereof), that:

(a)    this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms;

(b)    all of the representations and warranties contained in the Loan Agreement made by it (and, for the avoidance of doubt, subject to all limitations set forth therein, including the preamble of Section 5 of the Loan Agreement) are true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Change) or in all material respects (in the case of any representation or warranty not qualified by materiality or a Material Adverse Change) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date; and

(c)    on the date hereof, immediately before and after giving effect to this Amendment, no Servicer Default or event or condition that, but for the giving of notice or the passage of time, or both, would constitute a Servicer Default has occurred and is continuing.

Article III.    Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Agent or its counsel has received this Amendment, duly executed by Buyer, Originator, Servicer, Sub-Servicer, Collateral Custodian, Backup Servicer, and the Agent.

Article IV.    Miscellaneous.

Section 4.01    Reference to and Effect on the Loan Documents.

(a)    Upon the effectiveness of this Amendment, (i) each reference in the Sale and Servicing Agreement to “this Servicing Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Sale and Servicing Agreement as amended or otherwise modified hereby, and (ii) each reference to the Sale and Servicing Agreement in any other Loan Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement as amended or otherwise modified hereby.

(b)    Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Sale and Servicing Agreement, of all other Loan Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed, and the Agent expressly reserves the right to require strict compliance with the terms of the Sale and Servicing Agreement and the other Loan Documents.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under the Sale and Servicing Agreement or any other Loan Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

Section 4.02    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 4.03    Electronic Execution of Documents. The words “execution,” “signed,” “signature,” and words of like import in any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 4.04    Costs and Expenses. The Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse the Agent on demand for all costs and expenses incurred by the Agent in connection with the Loan Documents, including without limitation reasonable attorney’s fees. Without limiting the generality of the foregoing or duplication, the Borrower specifically agrees to pay all fees and disbursements of legal counsel to the Agent in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

Section 4.05    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.06    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

HORIZON CREDIT II LLC,

as the Buyer

By:  /s/ Daniel S. Devorsetz

Name: Daniel S. Devorsetz

Title:   Executive Vice President, Chief Operating

            Officer and Chief Investment Officer

HORIZON TECHNOLOGY FINANCE CORPORATION,

as the Originator and the Servicer

By:  /s/ Daniel S. Devorsetz

Name: Daniel S. Devorsetz

Title:   Executive Vice President, Chief Operating

            Officer and Chief Investment Officer

HORIZON TECHNOLOGY FINANCE MANAGEMENT

LLC,

as the Sub-Servicer

By:  /s/ Daniel S. Devorsetz

Name: Daniel S. Devorsetz

Title:   Executive Vice President, Chief Operating

            Officer and Chief Investment Officer

Signature Page to Amendment No. 2 to Second Amended and Restated Sale and Servicing Agreement

U.S. BANK NATIONAL ASSOCIATION,

as the Collateral Custodian

By:  /s/ Samantha Howe

Name: Samantha Howe

Title:   Vice President

U.S. BANK NATIONAL ASSOCIATION,

as the Backup Servicer

By:  /s/ Jennifer Napolitano

Name: Jennifer Napolitano

Title:   Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Sale and Servicing Agreement

KEYBANK NATIONAL ASSOCIATION,

as the Agent

By:  /s/ Richard Anderson

Name: Richard Anderson

Title:   Senior Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Sale and Servicing Agreement